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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C.  20549

                                             SCHEDULE 14C INFORMATION

                                                  CURRENT REPORT

                                             PURSUANT TO SECTION 14(C)
                                                      of the
                                          SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 7, 2001

                                                  Sharecom, Inc.
                                                  --------------
                              (Exact name of registrant as specified in its charter)

                                                      Nevada
                          (State or other jurisdiction of incorporation or organization)


                       81948R 10 5                                                66-0857752
                      -------------                                               ----------
                      (CUSIP Number)                                 (IRS Employer Identification Number)

                                             c/o, Dan Davis, President
                                       2121 West Army Trail Road, Suite 105,
                                                 Addison, IL 60101
                                                 -----------------
                                     (Address of principal executive offices)

                                                  (630) 705-9654
                                                  --------------
                               (Registrant's telephone number, including area code)


                                         We Are Not Asking You For a Proxy
                                                        AND
                                      You Are Requested Not to Send Us A Proxy


Check the appropriate box:
         [X]      Preliminary Information Statement
         [   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
         [   ]    Definitive Information Statement












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                                                -------------------
                                                  SHARECOM, INC.
                                                  --------------
                                 (Name of Registrant as Specified in its Charter)
                                               --------------------

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Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.
         [   ]    Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.
                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange
                  Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid: $125.00

         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously
                  Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed

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                                                  SHARECOM, INC.
                                       2121 West Army Trail Road, Suite 105
                                              Addison Illinois 60101

                                        Notice of Action by Written Consent
                                   of a Majority of the Outstanding Common Stock
                                          to be taken on December 9, 2002

To the Stockholders of Sharecom, Inc.:

Notice is hereby given that upon Written Consent by the holders of a majority of the outstanding shares of common stock of Sharecom, Inc. (the "Company"), to amend its Articles of Incorporation to change the name of the Company to " Primary Business Systems, Inc. " and to file such an amendment with the State of Nevada. The change will be effective on final effectiveness of this filing and is expected to be on or about December 9, 2002 Only stockholders of record at the close of business on November 7, 2002 shall be given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                                     By Order of the Board of Directors


                                                      /s/ Dan Davis
                                                     --------------------------------
                                                     Dan Davis, President and Director

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This information statement is being furnished to all holders of the common stock of the Company in connection with the Action by Written Consent to amend the Company's Articles of Incorporation.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Sharecom, Inc., a Nevada Corporation ("Sharecom"), in connection with resolutions of the Board of Directors and the written consent of stockholders of in excess of 50% of the common stock of Sharecom providing for an amendment to Sharecom's Articles of Incorporation to change the name of the Company to "Primary Business Systems, Inc." This action is being taken to facilitate and reflect the business operations of the Company.

The Board of Directors and persons owning the majority of the outstanding voting securities of Sharecom have unanimously adopted, ratified and approved resolutions to effect the change in name. No other votes are required or necessary. See the caption "Vote Required for Approval," below. The Amendments will be filed and is expected to become effective on or about December 9, 2002.

The Form 10-KSB filed by Sharecom with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Sharecom is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes ("the Nevada Law") do not provide for dissenter's rights of appraisal in connection with the Recapitalization.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on November 7, 2002 as the record date for the determination of the common shareholders entitled to notice of proposed action by written consent.

At the record date, the Company had outstanding 298,713 shares of $0.001 par value common stock. The Company's officers, directors and principal shareholder own or control in the aggregate 57.9% of the issued and outstanding shares of Common Stock on the Record Date, these persons have signed a consent to the taking of this action. This consent will be sufficient, without any further action, to provide the necessary stockholder approval of the action.


SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
STOCKHOLDERS

The following table sets forth information about the beneficial ownership of the Company's Common Stock, (no shares of preferred stock are outstanding) as of November 7, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's named Executive Officers and Directors; and
(iii) all Directors and Executive Officers as a

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group:


   Title of Class         Name and Address of Beneficial              Amount and Nature of             Percent of Class
                                    Ownership                         Beneficial Ownership
       Common        Pine Services, Inc.
       Stock         4 Piso, Suite 40                                        173,021                        57.9%
                     San Jose, Cost Rica
       Common        Roxana Lao, President                                   173,021                        57.9%
       Stock         4 Piso, Suite 40
                     San Jose, Cost Rica
       Common        All officers and directors as a                         173,021                        57.9%
       Stock         group

                           VOTE REQUIRED FOR APPROVAL

Section 78.385 of the Nevada Revised Statutes provides an outline of the scope of the amendments of the Articles of Incorporation allowed a Nevada Corporation. This includes the amendments discussed herein. The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in Section 78.390. Section 78.390 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual or special meeting and must be approved by a majority of the outstanding voting securities.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Sharecom, Inc. and persons owning and having voting power in excess of 50% of the outstanding voting securities of Sharecom have adopted, ratified and approved the change in the name of Sharecom.(see the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed amendment.

The securities that would have been entitled to vote if a meeting was required to be held to amend the Company's Articles of Incorporation consist of 298,713 shares of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on November 7, 2002, the record date for determining shareholders who would have been entitled to notice of and to vote on the proposed amendment to Sharecom's Articles of Incorporation.

                                                        ITEM 2.

                                       STATEMENT THAT PROXIES ARE NOT SOLICITED

                       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                                         PROXY


                                                        ITEM 3.

                                INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to

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Sharecom's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                                                ADDITIONAL INFORMATION

Additional information concerning Sharecom, including its Form 10-KSB statement, which has been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov and is incorporated herein by reference.

Dated: November 7, 2002



                                                     By Order of the Board of Directors


                                                     /s/ Dan Davis
                                                     -------------------------------
                                                     Dan Davis, President & Director










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                                   Exhibit "A"

                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF
                                 SHARECOM, INC.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Sharecom, Inc., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Corporation"):

         Pursuant to the provisions of Section 78.320, the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of the Company.

         FIRST: The following amendment to change the name of the Corporation to Primary Business Systems,
Inc., was adopted by 173,021 shares, or 57.9 %, of the 298,713 issued and outstanding shares of common stock entitled to approve such amendment.

         SECOND: Article First of the Articles of Incorporation of the Corporation is amended and stated in its entirety to read as follows:

"FIRST: The name of the Company shall be Primary Business Systems, Inc.


DATED this day of December, 2002.




Dan Davis, President, and Director

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